EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and diluted earnings per share
Basic earnings per share (“EPS”) are calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted EPS are calculated by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding during the period.

All figures in USD	2014	2013
Numerator
Net Income (Loss)	6,931	(70)
Denominator
Basic - Weighted Average Common Shares Outstanding	20,314,530	8,772,166
Dilutive effect of Warrants issued	35,874	-
Dilutive - Weighted Average Common Shares Outstanding	20,350,404	8,772,166
Income (Loss) per Common Share
Basic	0.34	(0.01)
Dilutive	0.34	(0.01)